                                                                    EXHIBIT 10-2

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
LOAN NO.    LOAN NAME            ACCOUNT NO.  NOTE DATE  RATE      NOTE AMOUNT  MATURITY  INITIALS
            ELDORADO ARTESIAN 3                06/27/97  PRIME+.5   $1,200,000  06/20/12  IDJ
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                                                                       (For Bank Purposes Only-AC)

                                PROMISSORY NOTE
                               (BUSINESS PURPOSE)
                     FIRST NATIONAL BANK OF BOULDER COUNTY


1. DATE AND PARTIES. The date of this Promissory Note (Note) is June 27, 1997. This Note evidences a loan which includes all extensions, renewals, modifications and substitutions (Loan). The parties to this Note and Loan are:

BORROWER:
        ELDORADO ARTESIAN SPRINGS, INC.
         a COLORADO corporation
         35 ELDORADO SPRINGS DRIVE
         P.O. Box 445
         ELDORADO SPRINGS, COLORADO 80025
         Tax I.D. # 84-0907853
        DOUGLAS A. LARSON
         31 FOWLER LANE
         P.O. Box 234
         ELDORADO SPRINGS, CO 80025
         Social Security # ###-##-####
        KEVIN M. SIPPLE
         12 BALDWIN CIRCLE
         P.O. Box 244
         ELDORADO SPRINGS, CO 80025
         Social Security # ###-##-####
        JEREMY S. MARTIN
         2707 4TH STREET
         BOULDER, CO 80304
         Social Security # ###-##-####

BANK:
        FIRST NATIONAL BANK OF BOULDER COUNTY
         a national banking association
         2835 Pearl St.
         Boulder, Colorado 80301
         Tax I.D. # 84-1149584

2. PROMISE TO PAY. For value received, Borrower promises to pay to Bank's order at its office at the above address, or such other place as Bank may designate, the sum of $1,200,000.00 (Principal) plus interest from June 27, 1997, on the unpaid principal balance at an annual rate equal to .5 percentage point above Bank's Prime Rate, as adjusted and announced from time to time until this Note matures or the obligation is accelerated. The Prime Rate, plus .5 percentage points, may also be referred to hereafter as the "Contract Rate".

   The First National Bank of Boulder County's Prime Rate which is the same as The Wall Street Journal's Prime Money Rate, but may change sooner than Wall Street Journal's Prime Money Rate or may change later than Wall Street Journal's Prime Money Rate, at the Bank's discretion. The Contract Rate is the sum of Bank's Prime Rate (8.5%) plus .5 percentage point. The effective Contract Rate today is 9%. Bank's Prime Rate today is not necessarily the lowest rate at which Bank lends its funds. The Prime Rate is only an index rate from which interest rates actually charged to customers may be measured. The use of the prime rate is for convenience only and does not constitute a commitment by Bank to lend money at a preferred rate of interest. The Prime Rate Is a benchmark for pricing certain types of loans. Depending on the circumstances, such as the amount and term of the loan, the creditworthiness of the borrower or any guarantor, the presence and nature of collateral and other relationships between a borrower and Bank, loans may be priced at, above or below the Prime Rate.

   The first adjustment to the Contract Rate will be made on JUNE 27, 1999, and all subsequent adjustments will be made once every two years thereafter, assuming that the Prime Rate changes between the last preceding adjustment date and the scheduled adjustment date. Any change in the Contract Rate will take the form of different payment amounts. After maturity or acceleration, the unpaid balance shall bear interest at the rate specified in the paragraph in this Note entitled "DEFAULT RATE OF INTEREST" until paid in full. The Loan and this Note are limited to the maximum lawful amount of interest (Maximum Lawful Interest) permitted under federal and state laws. If the interest accrued and collected exceeds the Maximum Lawful Interest as of the time of collection, such excess shall be applied to reduce the principal amount outstanding, unless otherwise required by law. If or when no principal amount is outstanding, any excess interest shall be refunded to Borrower according to the actuarial method. Interest shall be computed on the basis of a 360-day year and the actual number of days elapsed.

   Principal and accrued interest are due and payable in 180 equal monthly payments of $12,244.05 on the 20th day of each month, beginning July 20, 1997, or the day following if the payment day is a holiday or is a non-business day for Bank. Unless paid prior to maturity, all other unpaid principal, accrued Interest, costs and expenses are due and payable on June 20, 2012, which is the date of maturity. These payment amounts are based upon timely payment of each installment and no change in the contract rate. If the contract rate changes, any remaining payments may be a different amount. All amounts shall be paid in legal U.S. currency. any payment made with a check will constitute payment only when collected.

3. EFFECT OF PREPAYMENT. Borrower may prepay this Loan in full, subject to any prepayment penalty or minimum charge as agreed to below. However, no partial prepayment shall excuse or defer Borrower's subsequent payments or
     entitle Borrower to a release of any collateral.   Interest will cease to
     accrue on the amounts prepaid on the day actually credited by Bank.

4. MINIMUM INTEREST CHARGE. If Borrower pays this Note in full before the maturity date or otherwise, Borrower agrees to pay Bank a minimum interest charge of $25.00 or the earned interest charge, whichever amount is greater.

5. EVENTS OF DEFAULT. Borrower shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

A. Failure by any party obligated on this Note or any other obligations Borrower has with Bank to make payment when due; or
B. A default or breach by Borrower or any co-signer, endorser, surety, or guarantor under any of the terms of this Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations Borrower has with Bank; or
C. The making or furnishing of any verbal or written representation, statement or warranty to Bank which is or becomes false or incorrect in any material respect by or on behalf of Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or

D. Failure to obtain or maintain the insurance coverages required by Bank, or insurance as is customary and proper for any collateral (as herein defined); or
E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against Borrower, or any one of them, or any co-signer, endorser, surety or guarantor of this Note or any other obligations Borrower has with Bank; or
F. A good faith belief by Bank at any time that Bank is insecure with respect to Borrower, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
H. A material adverse change in Borrower's business, including ownership, management, and financial conditions, which in Bank's opinion, impairs any collateral or repayment of the Obligations; or
I.   A transfer of a substantial part of Borrower's money or properly.


6. LOAN FEE. Borrower has agreed to pay Bank a non-refundable loan fee of $9,000.00, which will either be paid in cash upon execution of this Note, be financed as a portion of the Principal.

7. DEFAULT RATE OF INTEREST. It there is a default in this Note, the rate of interest, at Bank's option, shall immediately be increased to 21% per annum (fixed rate) whether or not Bank accelerates tire maturity, and interest shall accrue thereafter at the resulting rate until all obligations under this Note are paid in full. Unless Bank has accelerated the maturity, Bank shall, within 10 days following the effective date of such interest rate increase, notify Borrower of the fact that the interest rate has been increased pursuant to this provision.

8. REMEDIES ON DEFAULT. On or after the occurrence of an Event of Default, at the option of Bank, all or any part of the Principal and accrued interest on this Note, the Loan and all other obligations which Borrower owes Bank shall become immediately due and payable without notice or demand. Bank may exercise all rights and remedies provided by law, equity, this Note, any mortgage, deed of trust or similar Instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of Borrower to Bank. Bank is entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, Bank does not waive its right to an immediate use of any other remedy if the event of default continues or occurs again.

9. SET-OFF. Borrower agrees that Bank may exercise Bank's right of set-off to pay any or all of the outstanding Principal and accrued interest, costs and expenses, attorneys' fees, and advances due and owing on this Note against any obligation Bank may have, now or hereafter, to pay money, securities or other property to Borrower. This includes, without limitation:

        A. any deposit account balance, securities account balance or certificate of deposit balance Borrower has with Bank whether general, special, time, savings or checking;
        B. any money owing to Borrower on an item presented to Bank or in Bank's possession for collection or exchange; and
        C. any repurchase agreement or any other non-deposit obligation or credit in Borrower's favor.

   If any such money, securities or other property is also owned by some other person who has not agreed to pay this Note (such as another depositor on a joint account) Bank's right of set-off will extend to the amount which could be withdrawn or paid directly to Borrower on Borrower's request, endorsement or instruction alone. In addition, where Borrower may obtain payment from Bank only with the endorsement or consent of someone who has not agreed to pay this Note, Bank's right of set-off will extend to Borrower's interest in the obligation. Bank's right of set-off will not apply to an account or other obligation it clearly appears that Borrower's rights in the obligation are solely as a fiduciary for another, or to an account, which by its nature and applicable law (for example an IRA or other tax-deferred retirement account), must be exempt from the claims of creditors. Borrower hereby appoints Bank as Borrower's attorney-in-fact and authorizes Bank to redeem or obtain payment on any certificate of deposit In which Borrower has art interest in order to exercise Bank's right of set-off. Such authorization applies to any certificate of deposit even if not matured. Borrower further authorizes Bank to withhold any early withdrawal penalty without liability in the event such penalty is applicable as a result of Bank's set-off against a certificate of deposit prior to its maturity.

    Bank's right of set-off may be exercised:

        A.  without prior demand or notice;
        B. without regard to the existence or value of any Collateral securing this Note; and
        C. without regard to the number or creditworthiness of any other persons who have agreed to pay this Note.

    Bank will not be liable for dishonor of a check or other request for payment where there are insufficient funds in the account (or other obligation) to pay such request because of Bank's exercise of Bank's right of set-off. Borrower agrees to indemnify and hold Bank harmless from any person's claims and the costs and expenses, including without limitation, attorneys' fees and paralegal fees, incurred as a result of such claims or arising as the result of Bank's exercise of Bank's right of set-off.

10. COLLECTION EXPENSES. On or after an Event of Default, Bank may recover from Borrower all fees and expenses in collecting, enforcing and protecting liabilities and reasonable expenses in realizing on any security incurred by Bank, plus expenses of collecting and enforcing this Note. Such fees and expenses shall include, but are not limited to, filing fees, publication expenses, deposition fees, stenographer fees, witness fees and any other court costs. Any such fees and expenses shall be added to the Principal of this Note and shall accrue interest at the same rate as provided for in this Note.

11. ATTORNEYS' FEES. Upon default of this Note, Bank may recover from Borrower reasonable attorneys' fees incurred by Bank. Such reasonable attorneys' fees shall include, without limitation, paralegal fees. Any such reasonable attorneys' fees shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note. Such recovery will be to the extent not prohibited by law.

12. NO DUTY BY BANK. Bank is under no duty to preserve or protect any Collateral until Bank is in actual, or constructive, possession of the Collateral. For purposes of this paragraph, Bank shall only be considered to be in "actual" possession of the Collateral when Bank has physical, immediate and exclusive control over the Collateral and has affirmatively accepted such control. Bank shall only be considered to be in "constructive" possession of the Collateral when Bank has both the power and the intent to exercise control over the Collateral.

13. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS. Regarding this Note, to the extent not prohibited by law, Borrower and any other signers:

        A. waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
        B. consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
        C. consent to Bank's release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
        D. consent to the release, substitution or Impairment of any collateral.
        E. consent that Borrower, or any Borrower herein, is authorized to modify the terms of this Note or any instrument securing, guarantying or relating to this Note.
        F. consent to Bank's right of set-off as well as any right of set-off of any bank participating in the Loan.
        G. consent to any and all sales, repurchases and participations of this Note to any person in any amounts arid waive notice of such sales, repurchases or participations of this Note.

14. SECURITY. This Note is secured by the following type(s) (or items) of property (Collateral):
                        Accounts
                        Equipment
                        General Intangibles
                        Fixtures
                        Inventory
                        Real Estate

    which includes (but is not limited to) the following described property: ALL ACCOUNTS RECEIVABLE, GENERAL INTANGIBLES, INVENTORY, EQUIPMENT, FURNITURE AND FIXTURES

    The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to fire equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

    This Note is secured by the following described real estate documents: A DEED OF TRUST DATED JUNE 27, 1997 TO ELDORADO ARTESIAN SPRINGS, INC. IN THE AMOUNT OF $1,200,000.00.

    Additionally, a security interest is granted in the Collateral by the following described security agreements: A SECURITY AGREEMENT DATED JUNE 27,1997 BY ELDORADO ARTESIAN SPRINGS, INC. SECURING FIRST NATIONAL BANK OF BOULDER COUNTY.

15. PAYMENTS APPLIED. All payments, including but not limited to regular payments or prepayments, received by Bank shall be applied first to costs, then to accrued interest and the balance, if any, to Principal except as otherwise required by law.

16. LOAN PURPOSE. Borrower represents and warrants that the proceeds of this Note shall only be used for business purposes.

17. JOINT AND SEVERAL. Borrower, and any one of them, or any other signers shall be jointly and severally liable under this Note.

18. FINANCIAL STATEMENTS. Until this Note is paid in full, Borrower shall furnish Bank upon Bank's request and in the event of no request, at least annually a current financial statement which is certified by Borrower and Borrower's accountant to be true, complete and accurate.

19. GENERAL PROVISIONS.
        A. TIME IS OF THE ESSENCE. Time is of the essence in Borrower's performance of all duties and obligations imposed by this Note.
        B. NO WAIVER BY BANK. Bank's course of dealing, or Bank's forbearance from, or delay in, the exercise of any of Bank's rights, remedies, privileges or right to insist upon Borrower's strict performance of any provisions contained in this Note, or other loan documents, shall not be construed as a waiver by Bank, unless any such waiver is in writing and is signed by Bank.
        C. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by Borrower and Bank.
        D. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
        E. FURTHER ASSURANCES. Borrower agrees, upon request of Bank and within the time Bank specifies, to provide any information, and to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by Bank to secure this Note or confirm any lien.
        F. GOVERNING LAW. This Note shall be governed by the laws of the State of COLORADO, provided that such laws are not otherwise preempted by federal laws and regulations.
        G. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of COLORADO, unless otherwise designated in writing by Bank or otherwise required by law.
        H. SUCCESSORS. This Note shall inure to the benefit of and bind the heirs, personal representatives, successors and assigns of the parties; provided however, that Borrower may not assign, transfer or delegate any of the rights or obligations under this Note.
        I. NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.
        J. DEFINITIONS. The terms used in this Note, it not defined herein, shall have their meanings as defined in the other documents executed contemporaneously, or in conjunction, with this Note.
        K. PARAGRAPH HEADINGS. The headings at the beginning of any paragraph, or any subparagraph, in this Note are for convenience only and shall not be dispositive in interpreting or construing this Note.
        L. IF HELD UNENFORCEABLE. If any provision of this Note shall be held unenforceable or void, then such provision to the extent not otherwise limited by law shall be severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Note.
        M. CHANGE IN APPLICATION. Borrower will notify Bank in writing prior to any change in Borrower's name, address, or other application information.
        N. NOTICE. All notices under this Note must be in writing. Any notice given by Bank to Borrower hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to Borrower at the address indicated below Borrower's name on page one of this Note. Any notice given by Borrower to Bank hereunder will be effective upon receipt by Bank at the address indicated below Bank's name on page one of this Note. Such addresses may be changed by written notice to the other party.
        0. HOLDER. The term "Bank" shall include any transferee and assignee Bank or other holder of this Note.
        P. BORROWER DEFINED. The term "Borrower" includes each and every person signing this Note as a Borrower and any co-signers.

20. RECEIPT OF COPY. By signing below, Borrower acknowledges that Borrower has read and received a copy of this Note.

BORROWER:

ELDORADO ARTESIAN SPRINGS, INC.
     a COLORADO corporation                   [Corporate Seal*]

By._____________________________________________________________________
   DOUGLAS A. LARSON, PRESIDENT

   _____________________________________________________________________
   KEVIN M. SIPPLE, VICE PRESIDENT

   _____________________________________________________________________
   JEREMY S. MARTIN, VICE PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

   _____________________________________________________________________
   DOUGLAS A. LARSON,
   individually

   _____________________________________________________________________
   KEVIN M. SIPPLE,
   individually

   _____________________________________________________________________
   JEREMY S. MARTIN,
   individually

BANK:

FIRST NATIONAL BANK OF BOULDER COUNTY
     a national banking association
                                              [Corporate Seal*]
By:_____________________________________________________________________
   IAN D. JAMES, VICE PRESIDENT

(*Corporate seal may be affixed, but failure to affix shall not affect validity or reliance.)

THIS IS THE LAST PAGE OF A 3 PAGE DOCUMENT.  EXHIBITS AND/OR ADDENDA MAY FOLLOW.